Exhibit 10.4


                    Supplemental Agreement No. 8

                            to

                   Purchase Agreement No. 1670

                          between

                       THE BOEING COMPANY

                            and

                     UNITED AIR LINES, INC.

            Relating to Boeing Model 747-422 Aircraft


THIS SUPPLEMENTAL AGREEMENT, entered into as of the 30th day of May 1996, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and UNITED AIR LINES,
INC., a Delaware corporation (hereinafter called Buyer);


                       W I T N E S S E T H
                       -------------------

        WHEREAS, the parties entered into that certain Purchase Agreement No. 1670, dated as of December 18, 1990, relating to the purchase and sale of Boeing Model 747-422 aircraft (hereinafter referred to as "The Aircraft", or the "Firm Aircraft", [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or the "Option Aircraft", as such capitalized terms, and any other capitalized terms used herein, unless otherwise specifically defined herein, are defined in the "Purchase Agreement" (as such term is defined below), which agreement, as amended and supplemented, together with all exhibits, specifications and letter agreements related or attached thereto, is hereinafter called the "Purchase Agreement" and;

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


       NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to amend the Purchase
Agreement as follows:

1. The following Letter Agreement is executed contemporaneously with this Supplemental Agreement and is attached hereto and is part of this Supplemental Agreement.

             Agreement No.        Subject

             6-1162-DLJ-891R3     Certain Contractual Matters

2. Article 2, entitled Delivery of Aircraft; Title and Risk of Loss, paragraph 2.1 is hereby deleted in its entirety and replaced with a new paragraph 2.1 which reflects [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Such revised paragraph is attached hereto as Attachment 1 and incorporated into the Purchase Agreement by this reference. Boeing and Buyer acknowledge the [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft are offered to Buyer Subject to Available Position (STAP). By no later than [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Boeing will notify Buyer whether such positions are still available. In the event these delivery positions are not available then these delivery positions will be rescheduled [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or earlier STAP and the Purchase Agreement shall be appropriately revised to reflect such rescheduled delivery positions.


3.  Article 5, entitled Payment, paragraph 5.1, entitled
Advance Payment Base Price, is hereby deleted and replaced with a new paragraph 5.1, which includes the Advance Payment Base Prices for the [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Such revised paragraph is attached hereto as Attachment 2 and incorporated into the Purchase Agreement by this reference.


P.A. No. 1670                SA 8-2
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4.  The following "Months to be Utilized in Determining the Value of H & W" are hereby added to the table on page 3 of Exhibit D, entitled Price Adjustment due to Economic Fluctuations.

       Month of Scheduled
       Aircraft Delivery as Set      Months to be Utilized
       Forth in Article 2.1 of       Determining the Value
       the Agreement                 of H & W
       -------------                 --------

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


5. Buyer hereby [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the Aircraft scheduled for delivery in [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


6.  Buyer agrees that the invoice for the [*CONFIDENTIAL
MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft in this Supplemental Agreement will contain a [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] pursuant to paragraph No. 13 of Letter Agreement No. 6-1162-TML-1205.

7. Boeing agrees to [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] pursuant to paragraph 7 of Letter Agreement No. 6-1162-TML-1205 in [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. No. 1670                SA 8-3
K/UAL


Paragraph 4 of Letter Agreement 6-1162-TML-89lR3 provides that the advance payments paid by Buyer will be based on the [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] which is given below. The calculations are based on a June 3, 1996 settlement date.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

10. This Supplemental Agreement is subject to the confidentiality provisions of Letter Agreement 6-1162-DLJ-886.

11. The Purchase Agreement shall be deemed amended to the extent herein provided and as amended shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                      UNITED AIR LINES, INC.



By:  /s/ M. Monica Fix                       By:  /s/ Douglas A. Hacker
     -----------------                            ---------------------
Its: Attorney-in-Fact                        Its: Senior Vice President and
                                                  Chief Financial Officer

P.A. No. 1670                SA 8-4
K/UAL



Attachment 1 to
Supplemental Agreement No. 8



ARTICLE 2.      Delivery of Aircraft; Title and Risk of Loss.


       2.1 Time of Delivery. Each Aircraft shall be delivered to Buyer assembled and ready for flight, and Buyer shall accept delivery of such Aircraft, during or, if mutually agreed, before the months set forth in the following schedule:

                                   Quantity
             Month and Year of        of              Status
                Delivery           Aircraft       (as of S.A. No. 8)

            August 1992            One(1)            Delivered
            October 1992           One(1)            Delivered
            December 1992          One(1)            Delivered

            April 1993             Two(2)            Delivered
            June 1993              One(1)            Delivered
            August 1993            One(1)            Delivered

            June 1994*             One(1)            S.A. #5 Delivered
            July 1994*             One(1)            S.A. #5 Delivered

            May 1996*              One(1)            Firm S.A. #6
            June 1996*             One(1)            Firm S.A. #6
            June 1996              One(1)           [*CONFIDENTIAL MATERIAL
                                                    OMITTED AND FILED
                                                    SEPARATELY WITH THE
                                                    SECURITIES AND EXCHANGE
                                                    COMMISSION PURSUANT TO A
                                                    REQUEST FOR CONFIDENTIAL
                                                    TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



P.A. No. 1670                  1-1
K/UAL

Attachment 1 to
Supplemental Agreement No. 8



[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

If Boeing gives Buyer at least ten (10) days, advance notice of the delivery date for an Aircraft, and delivery is delayed beyond such date due to Buyer's fault or responsibility, Buyer shall promptly reimburse Boeing for all costs and expenses incurred by Boeing as a result of such delay, including but not limited to reasonable amounts for storage, insurance, taxes, preservation or protection of the Aircraft, and interest on payments due.


P.A. No. 1670                  1-2
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Attachment 2 to
Supplemental Agreement No. 8

ARTICLE 5.      Payment.

       5.1 Advance Payment Base Price. The advance payment base price of each Aircraft, depending on the month and year of scheduled delivery, is indicated below:

                        Month and Year of        Advance Payment Base
                        Scheduled Delivery       Price per Aircraft
                        ------------------       ------------------
                        August 1992              [*CONFIDENTIAL
                        October 1992             MATERIAL OMITTED
                        December 1992            AND FILED SEPARATELY
                                                 WITH THE SECURITIES
                        April 1993               AND EXCHANGE COMMISSION
                        August 1993              PURSUANT TO A REQUEST
                        November 1993            FOR CONFIDENTIAL
                                                 TREATMENT]

                        June 1994 *
                        July 1994 *

                        May 1996 *
                        June 1996 *
                        June 1996
[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

P.A. No. 1670                  2-1
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Attachment 2 to
Supplemental Agreement No. 8



Such advance payment base prices will be used to determine the amount of the first advance payment to be made by Buyer on each Aircraft pursuant to the provisions of Article 5.2. The advance payment base prices of each Aircraft has been established using currently available forecasts of the escalation factors used by Boeing and applicable to the scheduled month and year of Aircraft delivery. The advance payment base prices will be further increased or decreased by Boeing not later than twenty-five (25) months prior to the scheduled month of delivery, as required to reflect the effects of the then-current forecasted escalation factors used by Boeing in accordance with Exhibit D. The advance payment base price of each Aircraft, including any adjustments made thereto, as contemplated herein, is referred to as the "Advance Payment Base Price."

P.A. No. 1670                  2-2
K/UAL

Supplemental Agreement No. 8

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


P.A. No. 1670                  2-1
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